10. Trade and Other Receivables	12 Months Ended
Jun. 30, 2018
Trade and other receivables [abstract]
Trade and Other Receivables
	2018 $	2017 $
CURRENT
Other receivables	—	6,134
TOTAL	—	6,134

At each reporting date, the Board assesses the likely timing of recoverability of receivables and bases this assessment on a number of assumptions and estimates. Please refer to note 17 for a discussion around credit risk, provisioning and age analysis of financial assets.